                                                                   EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated January 28, 2000 included in this Form 10-K into Weatherford International, Inc.'s previously filed Registration Statement File Nos. 33-31662, 33-56384, 33-56386, 33-65790, 33-64349, 333-13531,
333-44345, 333-53633, 333-80215, 333-83739, 333-87057, 333-88149, and 333-31852.




ARTHUR ANDERSEN LLP
Houston, Texas
March 16, 2000